UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025
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Crinetics Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2025, Crinetics Pharmaceuticals, Inc. (the “Company”) and Dana Pizzuti, M.D. determined that Dr. Pizzuti will step down from her position as Chief Medical and Development Officer of the Company effective December 31, 2025. On the terms set forth in the Transition Agreement (as defined below), Dr. Pizzuti will continue her employment with the Company in the role of Strategic Regulatory and Development Advisor for a period of time beginning January 1, 2026, in order to, among other things, provide certain services described therein (the “Transition Services”).
On December 16, 2025, the Company and Dr. Pizzuti entered into a Transition and Separation Agreement (the “Transition Agreement”) pursuant to which Dr. Pizzuti agreed to provide the Transition Services, effective January 1, 2026 through the earlier of March 31, 2026 and the date on which the Company earlier terminates the Separation Agreement for Cause (as defined in the Employment Agreement, dated September 30, 2022, between Dr. Pizzuti and the Company (the “Employment Agreement”)) (the “Transition Period”).
Pursuant to the Transition Agreement, Dr. Pizzuti will receive cash severance in the amount of $577,000, which is an amount equal to twelve months of her current base salary. In addition, Dr. Pizzuti will remain eligible to achieve an annual cash bonus for 2025 based on the achievement of the Company’s performance goals in an amount determined by the Company consistent with bonuses paid to other executives of the Company and with individual performance goals deemed achieved at “target” levels, and a prorated cash bonus for 2026 based on the number of calendar days she was employed by the Company in 2026 and with the amount earned determined by the Company consistent with bonuses paid to other executives of the Company, and with individual performance goals deemed achieved at “target” levels. The Company also agreed to reimburse Dr. Pizzuti for legal fees incurred in connection with negotiation of the Transition Agreement in an amount up to $15,000, to reimburse Dr. Pizzuti for monthly COBRA premiums paid by Dr. Pizzuti for twelve months following the end of the Transition Period or, if earlier, up to the date Dr. Pizzuti becomes eligible to receive health insurance coverage from a new employer or self-employment or is no longer eligible to continue coverage under COBRA, and to pay the cost of Dr. Pizzuti’s enrollment in a Board of Directors development training course in an amount of up to $6,500. The foregoing payments shall be payable on the terms set forth in the Transition Agreement.
On the terms set forth in the Transition Agreement, Dr. Pizzuti also agreed to a general release of all claims in favor of the Company with respect to Dr. Pizzuti’s employment and departure from the Company, including under the Employment Agreement. Further, pursuant to the Transition Agreement, the Company agreed to engage Dr. Pizzuti as an advisor on the terms set forth in the Advisor Agreement (as defined below).
On December 16, 2025, the Company and Dr. Pizzuti entered into an Advisor Agreement (the “Advisor Agreement”) pursuant to which Dr. Pizzuti agreed to provide to the Company up to 20 hours per month, and no less than 10 hours per month, of certain services described therein (the “Advisory Services”), effective April 1, 2026 through the earlier of March 30, 2028 and the date on which the Company earlier terminates the Advisor Agreement for Cause (as defined in the Advisor Agreement) (the “Engagement Period”). The Advisor Agreement provides that it may be renewed by the Company for an additional one-year period, or may be earlier terminated by either party with prior written notice, in each case, in accordance with the terms set forth therein.
Pursuant to the Advisor Agreement, Dr. Pizzuti will receive compensation of $600 per hour as well as reimbursement for reasonable travel and out-of-pocket expenses incurred in performing the Advisory Services. In addition, in accordance with the terms of the Company’s 2018 Incentive Award Plan (the “Plan”) and the applicable award agreements thereunder, consistent with the Advisor Agreement, certain of Dr. Pizzuti’s outstanding equity awards will continue to vest during the Engagement Period. In addition, upon a Change in Control (as defined in the Plan), any outstanding but unvested equity awards held by Dr. Pizzuti that would otherwise vest through the end of the Engagement Period will automatically vest if such awards are not assumed, substituted or continued by the acquiror and Dr. Pizzuti continues to provide the Advisory Services until such Change in Control. Further, any vested and outstanding stock options held by Dr. Pizzuti as of the end of the Engagement Period will remain exercisable until the first to occur of (i) three years following the date on which the Advisory Agreement is terminated other than for Cause, (ii) the date on which the Advisory Agreement is terminated for Cause and (iii) the tenth anniversary of the grant date thereof.
On the terms set forth in the Advisor Agreement, Dr. Pizzuti also agreed to the perpetual non-use and non-disclosure of Confidential Information (as defined in the Advisor Agreement), and that any Inventions (as defined in the Advisor Agreement) developed by Dr. Pizzuti during the term of the Advisor Agreement or arising out of the Advisory Services are the sole property of the Company.

The foregoing descriptions of the Separation Agreement and the Advisor Agreement are not complete and are qualified in their entirety by reference to the full text of the Separation Agreement and the Advisor Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Transition and Separation Agreement, dated as of December 16, 2025, between Crinetics Pharmaceuticals, Inc. and Dana Pizzuti.

10.2	Advisor Agreement, dated December 16, 2025, between Crinetics Pharmaceuticals, Inc. and Dana Pizzuti.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	December 17, 2025	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)